Exhibit 99.1

APOLLO MEDICAL HOLDINGS, INC.

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Overview

The following unaudited pro forma consolidated financial information is presented to give effect to the sale (the “Sale”), on April 30, 2020, by Universal Care Acquisition Partners, LLC, a Delaware limited liability company (“UCAP”) to Bright Health Company of California, Inc., a California corporation (“Bright”), of all of UCAP’s shares of capital stock in Universal Care, Inc., a California corporation doing business as Brand New Day ("Universal"). The transaction was previously described in the Current Report on Form 8-K filed on January 7, 2020, by Apollo Medical Holdings, Inc., a Delaware corporation (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”). For a discussion of the consideration paid to UCAP in connection with the Sale, please refer to the Current Report on Form 8-K to which this Exhibit 99.1 is attached.

UCAP has a 48.9% ownership interest in Universal (the “Percentage Interest”). UCAP is a wholly-owned subsidiary of Allied Physicians of California, a Professional Medical Corporation dba Allied Pacific of California IPA (“APC”), and both are consolidated variable interest entities of the Company. As set forth in the Company’s definitive proxy statement filed with the SEC on July 31, 2019 (the “Proxy Statement”), the Percentage Interest is an “Excluded Asset” that remains solely for the benefit of APC and its shareholders. As such, any proceeds or gain on the sale of APC’s indirect ownership interest in Universal will have no impact on the Series A Dividend payable by APC to AP-AMH Medical Corporation as described in the Proxy Statement and consequently the sale will not affect net income attributable to the Company.

Basis of preparation

The following unaudited pro forma consolidated financial information was based on and derived from the Company’s historical consolidated financial statements, adjusted for those amounts which were determined to be directly attributable to the Sale that are factually supportable in accordance with U.S. generally accepted accounting principles, which are subject to change and interpretation. Actual adjustments may also differ materially from the information presented. In addition, the unaudited pro forma consolidated financial information is based upon available information and assumptions that management considers to be reasonable, and such assumptions have been made solely for purposes of developing such unaudited pro forma consolidated financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma consolidated financial information is not necessarily indicative of what the financial position or income statement results would have actually been had the Sale occurred on the date indicated. In addition, this unaudited pro forma consolidated financial information should not be considered to be indicative of the Company’s future consolidated financial performance and income statement results.

The unaudited pro forma consolidated financial information should be read in conjunction with (i) the accompanying notes to the unaudited pro forma consolidated financial information; and (ii) the Company’s historical consolidated financial statements and accompanying notes in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on March 16, 2020.

The following unaudited pro forma consolidated financial information is being presented to give effect to the Sale by reflecting the Company’s results as if the Sale had occurred on January 1, 2019 and does not assume any interest income on cash proceeds:

APOLLO MEDICAL HOLDINGS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2019

		Pro Forma
	As Reported (A)	Adjustment		Pro Forma
Assets

Current assets
Cash and cash equivalents	$103,189,328	$69,242,988	(B)	$172,432,316
Restricted cash	75,000	—		75,000
Investment in marketable securities	116,538,673	—		116,538,673
Receivables, net	11,003,563	—		11,003,563
Receivables, net – related parties	48,136,313	—		48,136,313
Other receivables	16,885,448	21,515,994	(B)	38,401,442
Prepaid expenses and other current assets	10,315,093	—		10,315,093
Loans receivable	6,425,000	—		6,425,000
Loans receivable - related parties	16,500,000	(16,500,000)	(C)	—

Total current assets	329,068,418	74,258,982		403,327,400

Noncurrent assets
Land, property and equipment, net	12,129,901	—		12,129,901
Intangible assets, net	103,011,849	—		103,011,849
Goodwill	238,505,204	—		238,505,204
Loans receivable – related parties	—	—		—
Investments in other entities – equity method	28,427,455	(1,438,199)	(D)	26,989,256
Investments in privately held entities	896,000	33,251,997	(B)	34,147,997
Restricted cash	746,104	—		746,104
Operating lease right-of-use assets	14,247,727	—		14,247,727
Other assets	1,680,689	—		1,680,689

Total noncurrent assets	399,644,929	31,813,798		431,458,727

Total assets	$728,713,347	$106,072,780		$834,786,127

APOLLO MEDICAL HOLDINGS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2019

		Pro Forma
	As Reported (A)	Adjustment		Pro Forma
Liabilities, Mezzanine Equity and Shareholders’ Equity

Current liabilities
Accounts payable and accrued expenses	$27,279,579	$—		$27,279,579
Fiduciary accounts payable	2,027,081	—		2,027,081
Medical liabilities	58,724,682	—		58,724,682
Income taxes payable	4,528,867	22,275,284	(F)	26,804,151
Bank loan	—	—		—
Dividend payable	271,279	—		271,279
Finance lease liabilities	101,741	—		101,741
Operating lease liabilities	2,990,686	—		2,990,686
Current portion of long term debt	9,500,000	—		9,500,000

Total current liabilities	105,423,915	22,275,284		127,699,199

Noncurrent liabilities
Lines of credit - related party	—	—		—
Deferred tax liability	18,269,448	—		18,269,448
Liability for unissued equity shares	—	—		—
Finance lease liabilities, net of current portion	415,519	—		415,519
Operating lease liabilities, net of current portion	11,372,597	—		11,372,597
Long-term debt, net of current portion and deferred financing costs	232,172,134	—		232,172,134

Total noncurrent liabilities	262,229,698	—		262,229,698

Total liabilities	367,653,613	22,275,284		389,928,897

Mezzanine equity
Noncontrolling interest in Allied Physicians of California, a Professional Medical Corporation ("APC")	168,724,586	83,797,496		252,522,082

Shareholders’ equity
Series A Preferred stock, par value $0.001; 5,000,000 shares authorized (inclusive of Series B Preferred stock); 1,111,111 issued and zero outstanding	—	—		—

APOLLO MEDICAL HOLDINGS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2019

		Pro Forma
	As Reported (A)	Adjustment	Pro Forma
Series B Preferred stock, par value $0.001; 5,000,000 shares authorized (inclusive of Series A Preferred stock); 555,555 issued and zero outstanding	—	—	—
Common stock, par value $0.001; 100,000,000 shares authorized, 35,908,057 and 34,578,040 shares outstanding, excluding 17,458,810 and 1,850,603 Treasury shares, at December 31, 2019 and 2018, respectively	35,908	—	35,908
Additional paid-in capital	159,608,293	—	159,608,293
Retained earnings	31,904,748	—	31,904,748
	191,548,949	—	191,548,949

Noncontrolling interest	786,199	—	786,199

Total shareholders’ equity	192,335,148	—	192,335,148

Total liabilities, mezzanine equity and shareholders’ equity	$728,713,347	$106,072,780	$834,786,127

APOLLO MEDICAL HOLDINGS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2019

		Pro Forma
	As Reported (A)	Adjustment		Pro Forma
Revenue
Capitation, net	$454,168,024	$—		$454,168,024
Risk pool settlements and incentives	51,097,661	—		51,097,661
Management fee income	34,668,358	—		34,668,358
Fee-for-service, net	15,475,264	—		15,475,264
Other income	5,208,790	—		5,208,790

Total revenue	560,618,097	—		560,618,097

Operating expenses
Cost of services	467,804,899	—		467,804,899
General and administrative expenses	41,482,375	—		41,482,375
Depreciation and amortization	18,280,198	—		18,280,198
Provision for doubtful accounts	(1,363,363)	—		(1,363,363)
Impairment of goodwill and intangible assets	1,994,000	—		1,994,000

Total expenses	528,198,109	—		528,198,109

Income from operations	32,419,988	—		32,419,988

Other (expense) income
(Loss) income from equity method investments	(6,900,859)	106,072,780	(E)	99,171,921
Interest expense	(4,733,256)	—		(4,733,256)
Interest income	2,023,873	—		2,023,873
Other income	3,030,203	—		3,030,203

Total other (expense) income, net	(6,580,039)	106,072,780		99,492,741

Income before provision for income taxes	25,839,949	106,072,780		131,912,729

Provision for income taxes	8,166,632	22,275,284	(F)	30,441,916

Net income	17,673,317	83,797,496		101,470,813

Net income attributable to noncontrolling interests	3,556,772	83,797,496		87,354,268

Net income attributable to Apollo Medical Holdings, Inc.	$14,116,545	$—		$14,116,545

APOLLO MEDICAL HOLDINGS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2019

		Pro Forma
	As Reported (A)	Adjustment	Pro Forma
Earnings per share – basic	$0.41	$—	$0.41

Earnings per share – diluted	$0.39	$—	$0.39

Weighted average shares of common stock outstanding – basic	34,708,429	34,708,429	34,708,429

Weighted average shares of common stock outstanding – diluted	36,403,279	36,403,279	36,403,279

This unaudited pro forma consolidated financial information should be read in conjunction with the accompanying footnotes.

APOLLO MEDICAL HOLDINGS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The Company's unaudited pro forma consolidated financial information as of December 31, 2019 and for the year ended December 31, 2019 include the following adjustments:

(A) As reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on March 16, 2020.

(B) Pro Forma adjustments includes receipt of cash consideration, shares of Bright Health, Inc.’s preferred stock, and the following escrowed amounts to the extent such escrowed amounts have not been offset or reserved for claims: (i) cash consideration of approximately $15.6 million, plus (ii) non-cash consideration consisting of shares of Bright Health, Inc.’s preferred stock having a stipulated value of approximately $5.9 million.

(C) Pro Forma adjustments includes repayment of indebtedness owed to APC.

(D) Pro Forma adjustments includes return of investment resulting from the sale of all of UCAP’s shares of capital stock in Universal. UCAP’s shares of capital stock in Universal have been treated as an equity method investments and, as such, there were no discontinued operations in connection with such sale.

(E) Represents the pro forma adjustment of the gain resulting from the sale of all of UCAP’s shares of capital stock in Universal on income from investments.

(F) Represents the tax impact on the pro forma adjustment of the gain resulting from the sale of all of UCAP’s shares of capital stock in Universal on income from investments.